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                                                                     EXHIBIT 3.2



                                    BY-LAWS

                                       OF

                           HOWMET INTERNATIONAL INC.

                            As of December 15, 1997
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                               TABLE OF CONTENTS

                                                                            Page

ARTICLE I - OFFICES.......................................................... 1

  Section 1.    Registered Office............................................ 1
  Section 2.    Other Offices................................................ 1

ARTICLE II - MEETINGS OF STOCKHOLDERS........................................ 1

  Section 1.    Place of Meetings............................................ 1
  Section 2.    Annual Meeting of Stockholders............................... 1
  Section 3.    Quorum; Adjourned Meetings and Notice Thereof................ 1
  Section 4.    Voting....................................................... 2
  Section 5.    Proxies...................................................... 2
  Section 6.    Special Meetings............................................. 2
  Section 7.    Notice of Stockholder's Meetings............................. 2
  Section 8.    Notice of Stockholder Business and Nominations............... 3
  Section 9.    Maintenance and Inspection of Stockholder List............... 5
  Section 10.   Stockholder Action by Written Consent........................ 6

ARTICLE III - DIRECTORS...................................................... 6

  Section 1.    Number of Directors.......................................... 6
  Section 2.    Vacancies.................................................... 6
  Section 3.    Powers....................................................... 6
  Section 4.    Place of Directors' Meetings................................. 7
  Section 5.    Regular Meetings............................................. 7
  Section 6.    Special Meetings............................................. 7
  Section 7.    Quorum....................................................... 7
  Section 8.    Action Without Meeting....................................... 7
  Section 9.    Telephonic Meetings.......................................... 7
  Section 10.   Committees of Directors...................................... 8
  Section 11.   Compensation................................................. 8

ARTICLE IV - OFFICERS........................................................ 9

  Section 1.    Officers..................................................... 9
  Section 2.    Election of Officers......................................... 9
  Section 3.    Subordinate Officers......................................... 9
  Section 4.    Compensation of Officers..................................... 9
  Section 5.    Term of Office; Removal and Vacancies........................ 9
  Section 6.    Chairman of the Board........................................ 9
  Section 7.    President.................................................... 9
  Section 8.    Vice Presidents..............................................10

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  Section 9.    Secretary....................................................10
  Section 10.   Assistant Secretaries........................................11
  Section 11.   Treasurer....................................................11
  Section 12.   Assistant Treasurer..........................................11

ARTICLE V - CERTIFICATES OF STOCK............................................11

  Section 1.    Certificates.................................................11
  Section 2.    Signatures on Certificates...................................11
  Section 3.    Statement of Stock Rights, Preferences, Privileges...........12
  Section 4.    Lost Certificates............................................12
  Section 5.    Transfer of Stock............................................12
  Section 6.    Fixing Record Date...........................................13
  Section 7.    Registered Stockholders......................................13

ARTICLE VI - INDEMNIFICATION.................................................13

  Section 1.    Actions by Others............................................13
  Section 2.    Actions by or in the Right of the Corporation................14
  Section 3.    Successful Defense...........................................14
  Section 4.    Right to Indemnification.....................................15
  Section 5.    Specific Authorization.......................................15
  Section 6.    Suit Against Corporation.....................................15
  Section 7.    Corporation Bound............................................16
  Section 8.    Preclusion...................................................16
  Section 9.    Right of Indemnity Not Exclusive.............................16
  Section 10.   Insurance....................................................17
  Section 11.   Invalidity of any Provisions of this Article.................17
  Section 12.   Definitions..................................................17
  Section 13.   Notice.......................................................19

ARTICLE VII - GENERAL PROVISIONS.............................................20

  Section 1.    Dividends....................................................20
  Section 2.    Funds Available for Contingencies............................20
  Section 3.    Checks.......................................................20
  Section 4.    Fiscal Year..................................................20
  Section 5.    Corporate Seal...............................................20
  Section 6.    Manner of Giving Notice......................................20
  Section 7.    Waiver of Notice.............................................21
  Section 8.    Annual Statement.............................................21

ARTICLE VIII - AMENDMENTS....................................................21

  Section 1.    Amendment by Directors or Stockholders.......................21

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                                   ARTICLE I

                                    OFFICES
                                    -------

        Section 1.   Registered Office. The address of the registered office of
                     -----------------
the Corporation in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

        Section 2.    Other Offices. The Corporation may also have offices at
                      -------------
such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II

                            MEETINGS OF STOCKHOLDERS
                            ------------------------

        Section 1.    Place of Meetings. Meetings of stockholders shall be held
                      -----------------
at any place within or outside the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the Corporation.

        Section 2.    Annual Meeting of Stockholders. The annual meeting of
                      ------------------------------
stockholders shall be held each year on a date and a time designated by the Board of Directors. At each annual meeting directors shall be elected and any other proper business may be transacted.

        Section 3.    Quorum; Adjourned Meetings and Notice Thereof. A majority
                      ---------------------------------------------
of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the Chairman of a meeting or a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the ad


                                       1
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journed meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

        Section 4.    Voting. When a quorum is present at any meeting, the vote
                      ------
of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes, or the Certificate of Incorporation, or these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

        Section 5.    Proxies.  At each meeting of the stockholders, each
                      -------
stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the Secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power (unless a different number of votes is specified in the Certificate of Incorporation with respect to the class or series of stock represented by such share), registered in his name on the books of the Corporation on the record date set by the Board of Directors as provided in Article V, Section 6 hereof. All elections shall be had and all questions decided by a plurality vote.

        Section 6.    Special Meetings. Special meetings of the stockholders,
                      ----------------
for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called only by the Chairman of the Board of Directors or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

        Section 7.    Notice of Stockholder's Meetings. Whenever stockholders
                      --------------------------------
are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

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        Section 8.    Notice of Stockholder Business and Nominations. (A) Annual
                      ----------------------------------------------      ------
Meeting of Stockholders. (1) Nominations of persons for election to the Board of
-----------------------
Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 8, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 8.

                (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph
(A)(1) of this Section 8, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the

                                       3
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nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                (3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 8 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

                (B)  Special Meeting of Stockholders. Only such business shall
                     -------------------------------
be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 8, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 8. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Section 8 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

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                (C)  General.  (1) Only such persons who are nominated in
                     -------
accordance with the procedures set forth in this Section 8 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

                (2) For purposes of this Section 8, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

           (3) Notwithstanding the foregoing provisions of this Section 8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this Section 8 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or
(ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

          Section 9.  Maintenance and Inspection of Stockholder List.  The
                      ----------------------------------------------
officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


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        Section 10.  Stockholder Action by Written Consent.  Stockholders may
                       -------------------------------------
act by written consent in lieu of a meeting only in accordance with Article VIII of the Certificate of Incorporation.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

        Section 1.   Number of Directors. Subject to the rights of holders of
                     -------------------
preferred stock of the Corporation, the number of directors which shall constitute the whole Board of Directors shall be not less than three (3) and not more than twelve (12). The exact number of directors shall be determined by resolution adopted by a majority of the number of directors the Board would have if there were no vacancies, and the initial number of directors shall be eight
(8). The directors need not be stockholders. The directors shall be elected at the annual meeting of the stockholders and, except as provided in Section 2 of this Article III, each director elected shall hold office until his successor is elected and qualified; provided, however, that unless otherwise restricted by
                       --------  -------
the Certificate of Incorporation or By-Laws, any director or the entire Board of Directors may be removed, either with or without cause, from the Board of Directors by holders of a majority of the voting power of the shares of capital stock of the Corporation entitled to vote at an election of directors.

        Section 2.    Vacancies. Subject to the rights of holders of preferred
                      ---------
stock of the Corporation, vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, unless sooner replaced by a vote of the shareholders. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

        Section 3.    Powers. The property and business of the Corporation shall
                      ------
be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

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        Section 4.    Place of Directors' Meetings. The directors may hold their
                      ----------------------------
meetings and have one or more offices, and keep the books of the Corporation outside of the State of Delaware.

        Section 5.    Regular Meetings. Regular meetings of the Board of
                      ----------------
Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

        Section 6.    Special Meetings. Special meetings of the Board of
                      ----------------
Directors may be called by the Chairman of the Board on forty-eight hours' notice to each director, sent personally, by mail, by telegram, by telecopier, by electronic mail or by courier service; special meetings shall be called by the Chairman of the Board or the Secretary in like manner and on like notice on the written request of two directors.

        Section 7.    Quorum. At all meetings of the Board of Directors a
                      ------
majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these By-Laws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum. At any meeting, a director shall have the right to be accompanied by counsel, provided that such counsel shall agree to any confidentiality restrictions reasonably imposed by the Corporation.

        Section 8.    Action Without Meeting. Unless otherwise restricted by the
                      ----------------------
Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

        Section 9.    Telephonic Meetings. Unless otherwise restricted by the
                      -------------------
Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such par-

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ticipation in a meeting shall constitute presence in person at such meeting.

        Section 10.    Committees of Directors. (a) The Board of Directors may,
                       -----------------------
by resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

        (b) Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

        Section 11.    Compensation. Unless otherwise restricted by the
                       ------------
Certificate of Incorporation or these By-Laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

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                                  ARTICLE IV

                                   OFFICERS
                                   --------

        Section 1. Officers. The officers of this corporation shall be chosen by the Board of Directors and shall include a President, a Secretary, and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, such other officers as are desired, including a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 hereof. In the event there are two or more Vice Presidents, then one or more may be designated as Executive Vice President, Senior Vice President, or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-Laws otherwise provide.

        Section 2.    Election of Officers. The Board of Directors, at its first
                      --------------------
meeting after each annual meeting of stockholders, shall choose the officers of the Corporation.

        Section 3.    Subordinate Officers. The Board of Directors or the
                      --------------------
President may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

        Section 4.    Compensation of Officers. The salaries of all officers and
                      ------------------------
agents of the Corporation shall be fixed by the Board of Directors.

        Section 5.    Term of Office; Removal and Vacancies. The officers of the
                      -------------------------------------
Corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. If the office of any officer or officers elected or appointed by the Board of Directors becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

        Section 6.    Chairman of the Board. The Chairman of the Board, if any,
                      ---------------------
shall, if present, preside at all meetings of the Board of Directors and of stockholders and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these By-Laws. If there is no President, the Chairman of the Board shall in addition be the Chief Executive Officer of the Corporation and
        Section 7.    President. Subject to such supervisory powers, if any, as
                      ---------
may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article IV. shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. In the absence of the Chairman of the Board, or if there be none, the President shall preside at all meetings of stockholders and at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the office of President and Chief Executive Officer of corporations, and shall have such other powers and duties as may be prescribed by the Board of Directors or these By-Laws.

        Section 8.    Vice Presidents. In the absence or disability of the
                      ---------------
President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors or the President, or if not so designated, in the order of their seniority of service in the position, shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Without limiting the authority of any other officer, each Vice President shall have authority to execute contracts and similar documents on behalf of the Corporation and shall have such other duties as from time to time may be prescribed for him or her by the Board of Directors.

        Section 9.    Secretary. The Secretary shall attend all sessions of the
                      ---------
Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the Board of Directors. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or these By-Laws.

          He shall keep in safe custody the seal of the Corporation, and when authorized by the Board, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

        Section 10.    Assistant Secretaries. The Assistant Secretary, or if
                       ---------------------
there be more than one, any Assistant Secretary shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

        Section 11.    Treasurer. The Treasurer shall have the custody of the
                       ---------
corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

        Section 12.    Assistant Treasurer. The Assistant Treasurer, or if there
                       -------------------
shall be more than one, any Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

                                   ARTICLE V

                             CERTIFICATES OF STOCK
                             ---------------------

        Section 1.    Certificates. Every holder of stock of the Corporation
                      ------------
shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer of the Corporation, certifying the number of shares represented by the certificate owned by such stockholder in the Corporation.

        Section 2.    Signature on Certificates. Any or all of the signatures on
                      -------------------------
the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

        Section 3.    Statement of Stock Rights, Preferences, Privileges. If the
                      --------------------------------------------------
Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating,

        Section 3.    Statement of Stock Rights, Preferences, Privileges. If the
                      --------------------------------------------------
Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in
 Section 202 of the General Corporation Law of Delaware (the "DGCL"), in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        Section 4.    Lost Certificates. The Board of Directors may direct a new
                      -----------------
certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

        Section 5.    Transfer of Stock. Upon surrender to the Corporation, or
                      -----------------
the transfer agent of the Corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its book.

        Section 6.    Fixing Record Date. In order that the Corporation may
                      ------------------
determine the stockholders entitled to notice of or to vote at any meeting of the stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        Section 7.    Registered Stockholders. The Corporation shall be entitled
                      -----------------------
to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

                                  ARTICLE VI

                                INDEMNIFICATION
                                ---------------

        Section 1.    Actions by Others. The Corporation (1) shall indemnify any
                      -----------------
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or an officer of the Corporation and (2) except as otherwise required by Section 3 of this Article VI, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent of or participant in another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a
        ---- ----------
presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

        Section 2.    Actions by or in the Right of the Corporation. The
                      ---------------------------------------------
Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the Corporation, and the Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, agent of or participant in another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

        Section 3.    Successful Defense. To the extent that a person who is or
                      ------------------
was a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or Section 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

        Section 4.    Right to Indemnification. The right to indemnification
                      ------------------------
conferred in this Article VI shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such expenses to be paid by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the claimant requesting such payment or payments of expenses from time to time; provided, however, that if the DGCL requires, the payment of
                   --------  -------
such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VI or otherwise.

        Section 5.    Specific Authorization. To obtain indemnification under
                      ----------------------
this Article VI, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Any indemnification under Section 1 or Section 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said Sections 1 and 2 of this
Article VI. Such determination shall be made by (a) the stockholders, (b) the Disinterested Directors or a committee of such Disinterested Directors designated by the Disinterested Directors by majority vote, in either case even though less than a quorum, or (c) if (1) there are no Disinterested Directors or if the Disinterested Directors by majority vote so direct, or (2) a Change of Control shall have occurred, then, in the case of either of clauses (1) and (2) of this clause (c), by an Independent Counsel in a written opinion, which Independent Counsel shall be selected by a majority vote of a quorum of Disinterested Directors or, if there are no Disinterested Directors or if a Change of Control shall have occurred, by the claimant. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

        Section 6.    Suit Against Corporation. If a claim under Section 1 or 2
                      ------------------------
of this Article VI is not paid in full by the Corporation within 30 days after a written claim pursuant to Section

5 of this Article VI has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the DGCL or this Article VI for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a de-termination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL or this Article VI, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

        Section 7.    Corporation Bound. If a determination shall have been made
                      -----------------
pursuant to Section 5 of this Article VI that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 6 of this Article VI.

        Section 8.    Preclusion. The Corporation shall be precluded from
                      ----------
asserting in any judicial proceeding commenced pursuant to Section 6 of this
Article VI that the procedures and presumptions of this Article VI are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article VI.

        Section 9.    Right of Indemnity Not Exclusive. The indemnification and
                      --------------------------------
advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 10.    Insurance. The Corporation may purchase and maintain
                       ---------
insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of or participant in another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article, Section 145 of the DGCL or otherwise.

        Section 11.    Invalidity of any Provisions of this Article. The
                       --------------------------------------------
invalidity or unenforceability of any provision of this Article VI shall not affect the validity or enforceability of the remaining provisions of this
Article VI, and, to the fullest extent possible, such provisions of this Article VI (in-cluding, without limitation, each such portion of any Section of this Article VI containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

        Section 12.    Definitions.  For purposes of this Article VI:
                       -----------
        (A)  "Change of Control" means:

                (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Corporation where such acquisition causes such Person to own 20% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for
                                                   --------  -------
     purposes of this paragraph (1), the following acquisitions shall not be deemed to result in a Change of Control: (i) any acquisition by Thiokol Corporation, a Delaware corporation("Thiokol"), (ii) any acquisition directly from the Corporation, (iii) any acquisition by the Corporation,
     (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (v) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (3) below; provided, further, that if any Person's beneficial ownership of
            --------  -------
     the Outstanding Corporation Voting Securities reaches or ex-
     ceeds 20% as a result of a transaction described in clause (ii) or (iii) above, and such Person subsequently acquires beneficial ownership of additional voting securities of the Corporation, such subsequent acquisition shall be treated as an acquisition that causes such Person to own 20% or more of the Outstanding Corporation Voting Securities; and provided, further, that if at least a majority of the members of the
     --------  -------
     Incumbent Board (as defined below) determines in good faith that a Person has acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the Outstanding Corporation Voting Securities inadvertently, and such Person divests as promptly as practicable a sufficient number of shares so that such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) less than 20% of the Outstanding Corporation Voting Securities, then no Change of Control shall have occurred as a result of such Person's acquisition; or


                (2) individuals who, as of November 20, 1997, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided,
                                                               --------
     however, that any individual becoming a director subsequent to November 20,
     -------
     1997, whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, or by Thiokol, shall be considered a member of the Incumbent Board, except that, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors shall not be considered a member of the Incumbent Board; or

                (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another corporation ("Business Combination"); excluding, however, such a Business Combination (i) involving Thiokol or any of its affiliates or (ii) pursuant to which (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

                (4) approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

        (B) "Disinterested Director" means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

        (C) "Independent Counsel" means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this Article VI.

        Section 13.    Notice. Any notice, request or other communication
                       ------
required or permitted to be given to the Corporation under this Article VI shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

                                  ARTICLE VII

                              GENERAL PROVISIONS
                              ------------------

        Section 1.    Dividends. Dividends upon the capital stock of the
                      ---------
Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

        Section 2.    Funds Available for Contingencies. Before payment of any
                      ---------------------------------
dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may abolish any such reserve.


        Section 3.    Checks. All checks or demands for money and notes of the
                      ------
Corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

        Section 4.   Fiscal Year. The fiscal year of the Corporation shall be
                     -----------
the calendar year.

        Section 5.    Corporate Seal. The corporate seal shall have inscribed
                      --------------
thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". Said seal may be used by causing it, a facsimile thereof or a recitation of the words on it to be impressed or affixed or reproduced or otherwise.

        Section 6.    Manner of Giving Notice. Whenever, under the provisions of
                      -----------------------
the statutes or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given, and shall be given in the case of any notice of meeting sent less than 96 hours prior to such meeting, by telegram, telecopier, electronic mail or courier service.

        Section 7.    Waiver of Notice. Whenever any notice is required to be
                      ----------------
given under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Presence at a meeting without objection to the absence or form of notice shall also constitute a waiver of such notice.

        Section 8.    Annual Statement. The Board of Directors shall present at
                      ----------------
each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

                                 ARTICLE VIII

                                  AMENDMENTS
                                  ----------

        Section 1.    Amendment by Directors or Stockholders. These By-Laws may
                      --------------------------------------
be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal By-Laws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal By-Laws.